UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00126

AB RELATIVE VALUE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Explanatory Note:

Enclosed for filing you will find an amended Form N-CSR of the registrant’s original 2022 Form N-CSR filing of the referenced period. The purpose of this amended filing is to update Item 11 (b) and Item 13 (which is addressed in exhibits labeled Exhibit 12 (b)(1) and Exhibit 12 (b)(2) in the original filings). Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.22

ANNUAL REPORT

AB RELATIVE VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Relative Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB RELATIVE VALUE FUND | 1

ANNUAL REPORT

December 5, 2022

This report provides management’s discussion of fund performance for the AB Relative Value Fund for the annual reporting period ended October 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB RELATIVE VALUE FUND

Class A Shares	0.16%	-2.80%

Class C Shares	-0.32%	-3.63%

Advisor Class Shares[1]	0.32%	-2.52%

Class R Shares[1]	0.00%	-3.03%

Class K Shares[1]	0.00%	-2.81%

Class I Shares[1]	0.31%	-2.49%

Class Z Shares[1,2]	0.31%	-2.40%

Russell 1000 Value Index	-3.19%	-7.00%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended October 31, 2022.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. During the 12-month period, overall security selection drove outperformance, while sector selection detracted, relative to the benchmark. Security selection within the health-care and materials sectors contributed the most, while selection within consumer staples and real estate detracted. Underweights to communication services and financials contributed but were offset by an underweight to energy and an overweight to consumer discretionary.

During the six-month period, both security selection and sector allocation were positive. Security selection within health care and consumer discretionary contributed the most, while selection within consumer staples

2 | AB RELATIVE VALUE FUND	abfunds.com

detracted. Contributions from underweights to communication services and materials were partially offset by an underweight to energy and an overweight to consumer discretionary

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended October 31, 2022. Initially, positive earnings momentum overshadowed concerns surrounding coronavirus variants, supply chain disruptions and rising inflation. But the global economic outlook deteriorated as increasingly hawkish central banks elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. The US Federal Reserve (the “Fed”) raised interest rates five times during the period, including three consecutive 0.75% increases, setting a course followed by other key central banks. Equity markets began to rise at the end of the period, after some central banks raised rates by less than expected and several Fed governors suggested the possibility of a shift toward a less reactive course in order to review the impact of higher rates over a longer time horizon. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) remains committed to using bottom-up research to build a Fund composed of well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out and deploy capital wisely, allowing these companies to grow dividends and enhance the long-term value of their shares.

INVESTMENT POLICIES

The Fund invests primarily in the equity securities of US companies that the Adviser believes are trading at attractive valuations that have strong or improving business models. The Adviser monitors the fundamental performance of the Fund’s investments for signs of future financial success. The Adviser relies heavily upon the fundamental analysis and research of its dedicated investment team for the Fund in conducting research and making investment decisions. The team initially screens a primary research universe of largely US companies for attractive security valuation and business model characteristics. Once appropriate candidates have been identified for further analysis, the team conducts fundamental research to better understand the

(continued on next page)

abfunds.com	AB RELATIVE VALUE FUND | 3

company’s business model. In evaluating a company for potential inclusion in the Fund, the Adviser takes into account many factors that it believes bear on the company’s ability to perform in the future, including attractive free cash flow valuations, high levels of profitability, stable-to-improving balance sheets, and management teams that are good stewards of shareholder capital.

The Adviser recognizes that the perception of “value” is relative and often defined by the future economic performance of the company. As a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of businesses, although the Fund does not intend to concentrate in any particular sectors or industries. At any period in time, the Fund’s portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

abfunds.com	AB RELATIVE VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB RELATIVE VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2012 TO 10/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Relative Value Fund Class A shares (from 10/31/2012 to 10/31/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB RELATIVE VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.80%	-6.98%

5 Years	8.71%	7.76%

10 Years	11.06%	10.57%

CLASS C SHARES

1 Year	-3.63%	-4.51%

5 Years	7.87%	7.87%

10 Years[1]	10.23%	10.23%

ADVISOR CLASS SHARES[2]

1 Year	-2.52%	-2.52%

5 Years	8.95%	8.95%

10 Years	11.34%	11.34%

CLASS R SHARES[2]

1 Year	-3.03%	-3.03%

5 Years	8.39%	8.39%

10 Years	10.77%	10.77%

CLASS K SHARES[2]

1 Year	-2.81%	-2.81%

5 Years	8.70%	8.70%

10 Years	11.07%	11.07%

CLASS I SHARES[2]

1 Year	-2.49%	-2.49%

5 Years	8.98%	8.98%

10 Years	11.36%	11.36%

CLASS Z SHARES[2]

1 Year	-2.40%	-2.40%

5 Years	9.01%	9.01%

Since Inception[3]	9.82%	9.82%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.95%, 1.70%, 0.70%, 1.35%, 1.01%, 0.70% and 0.61% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expenses to 0.90%, 1.65%, 0.65%, 1.15%, 0.90% and 0.65% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated prior to February 28, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

abfunds.com	AB RELATIVE VALUE FUND | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-13.27%

5 Years	5.47%

10 Years	9.21%

CLASS C SHARES

1 Year	-10.90%

5 Years	5.55%

10 Years[1]	8.91%

ADVISOR CLASS SHARES[2]

1 Year	-9.25%

5 Years	6.60%

10 Years	9.98%

CLASS R SHARES[2]

1 Year	-9.74%

5 Years	6.05%

10 Years	9.43%

CLASS K SHARES[2]

1 Year	-9.51%

5 Years	6.37%

10 Years	9.72%

CLASS I SHARES[2]

1 Year	-9.15%

5 Years	6.62%

10 Years	10.01%

CLASS Z SHARES[2]

1 Year	-9.21%

5 Years	6.65%

Since Inception[3]	8.49%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB RELATIVE VALUE FUND | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,001.60	$4.49	0.89%	$4.54	0.90%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%	$4.58	0.90%
Class C
Actual	$1,000	$996.80	$8.25	1.64%	$8.30	1.65%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%	$8.39	1.65%
Advisor Class
Actual	$1,000	$1,003.20	$3.23	0.64%	$3.28	0.65%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$3.31	0.65%
Class R
Actual	$1,000	$1,000.00	$5.75	1.14%	$5.80	1.15%
Hypothetical**	$1,000	$1,019.46	$5.80	1.14%	$5.85	1.15%
Class K
Actual	$1,000	$1,000.00	$4.49	0.89%	$4.54	0.90%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%	$4.58	0.90%
Class I
Actual	$1,000	$1,003.10	$3.23	0.64%	$3.28	0.65%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$3.31	0.65%
Class Z
Actual	$1,000	$1,003.10	$3.08	0.61%	$3.13	0.62%
Hypothetical**	$1,000	$1,022.13	$3.11	0.61%	$3.16	0.62%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,893.7

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

iShares Russell 1000 Value ETF – Class E	$92,446,481	4.9%

Elevance Health, Inc.	85,110,218	4.5

Wells Fargo & Co.	76,367,085	4.0

Philip Morris International, Inc.	74,836,624	4.0

Berkshire Hathaway, Inc. – Class B	74,631,212	3.9

Amgen, Inc.	65,005,657	3.4

JPMorgan Chase & Co.	62,658,029	3.3

Roche Holding AG (Sponsored ADR)	60,165,823	3.2

Mastercard, Inc. – Class A	56,620,895	3.0

Cigna Corp.	46,194,996	2.4

	$694,037,020	36.6%

1	The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB RELATIVE VALUE FUND | 13

PORTFOLIO OF INVESTMENTS

October 31, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 88.6%
Health Care – 20.1%
Biotechnology – 6.9%
Amgen, Inc.	240,450	$65,005,657
Gilead Sciences, Inc.	367,170	28,808,158
Regeneron Pharmaceuticals, Inc.(a)	48,030	35,962,463

		129,776,278

Health Care Providers & Services – 8.3%
Cigna Corp.	142,992	46,194,996
Elevance Health, Inc.	155,660	85,110,218
Quest Diagnostics, Inc.	180,400	25,914,460

		157,219,674

Life Sciences Tools & Services – 0.9%
PerkinElmer, Inc.(b)	130,030	17,369,408

Pharmaceuticals – 4.0%
Pfizer, Inc.	351,690	16,371,169
Roche Holding AG (Sponsored ADR)	1,455,390	60,165,823

		76,536,992

		380,902,352

Financials – 16.7%
Banks – 8.3%
Bank OZK	422,060	18,140,139
JPMorgan Chase & Co.	497,760	62,658,029
Wells Fargo & Co.	1,660,515	76,367,085

		157,165,253

Capital Markets – 2.5%
Goldman Sachs Group, Inc. (The)	80,000	27,560,800
Houlihan Lokey, Inc.	40,690	3,634,431
Nasdaq, Inc.	211,990	13,194,257
Northern Trust Corp.	44,160	3,724,896

		48,114,384

Diversified Financial Services – 4.0%
Berkshire Hathaway, Inc. – Class B(a)	252,910	74,631,212

Insurance – 1.9%
Aflac, Inc.	123,249	8,024,742
Axis Capital Holdings Ltd.	240,940	13,172,190
MetLife, Inc.	207,970	15,225,484

		36,422,416

		316,333,265

Industrials – 16.5%
Aerospace & Defense – 3.7%
Curtiss-Wright Corp.	103,949	17,445,761
Raytheon Technologies Corp.	278,455	26,403,103
Textron, Inc.	391,248	26,777,013

		70,625,877

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.4%
Expeditors International of Washington, Inc.	74,340	$7,274,169

Airlines – 1.5%
Alaska Air Group, Inc.(a)	293,200	13,035,672
Southwest Airlines Co.(a)	397,130	14,435,676

		27,471,348

Building Products – 1.0%
Builders FirstSource, Inc.(a)	301,734	18,604,918

Construction & Engineering – 0.7%
EMCOR Group, Inc.	93,880	13,246,468

Electrical Equipment – 2.2%
Acuity Brands, Inc.	67,964	12,476,151
Emerson Electric Co.	342,851	29,690,897

		42,167,048

Machinery – 4.0%
Altra Industrial Motion Corp.	232,810	14,001,193
Middleby Corp. (The)(a)	64,480	9,018,173
PACCAR, Inc.	313,260	30,332,966
Toro Co. (The)	105,655	11,139,207
Westinghouse Air Brake Technologies Corp.	120,180	11,210,390

		75,701,929

Professional Services – 0.7%
Robert Half International, Inc.	181,640	13,888,194

Road & Rail – 1.5%
Knight-Swift Transportation Holdings, Inc.	598,124	28,727,896

Trading Companies & Distributors – 0.8%
MSC Industrial Direct Co., Inc. – Class A	177,837	14,756,914

		312,464,761

Consumer Discretionary – 9.4%
Auto Components – 0.9%
BorgWarner, Inc.	457,150	17,156,840

Distributors – 1.5%
LKQ Corp.	513,670	28,580,599

Hotels, Restaurants & Leisure – 0.9%
Choice Hotels International, Inc.	126,899	16,476,566

Household Durables – 0.9%
DR Horton, Inc.	216,430	16,639,138

Multiline Retail – 1.7%
Target Corp.(b)	202,260	33,221,205

abfunds.com	AB RELATIVE VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 3.5%
AutoZone, Inc.(a)	6,790	$17,198,255
Lowe’s Cos., Inc.	183,380	35,749,931
Ulta Beauty, Inc.(a)	32,160	13,486,939

		66,435,125

		178,509,473

Information Technology – 9.0%
Communications Equipment – 0.5%
Cisco Systems, Inc.	206,980	9,403,101

Electronic Equipment, Instruments & Components – 2.7%
IPG Photonics Corp.(a)(b)	151,930	13,014,324
Keysight Technologies, Inc.(a)	183,070	31,881,640
Littelfuse, Inc.	31,910	7,028,178

		51,924,142

IT Services – 5.0%
Accenture PLC – Class A	36,240	10,288,536
Cognizant Technology Solutions Corp. – Class A	220,800	13,744,800
Mastercard, Inc. – Class A	172,530	56,620,895
Maximus, Inc.	218,840	13,495,863

		94,150,094

Semiconductors & Semiconductor Equipment – 0.8%
NXP Semiconductors NV	96,660	14,120,093

		169,597,430

Energy – 5.8%
Energy Equipment & Services – 0.8%
Helmerich & Payne, Inc.	311,111	15,403,106

Oil, Gas & Consumable Fuels – 5.0%
Chevron Corp.	73,170	13,236,453
ConocoPhillips	128,992	16,264,601
EOG Resources, Inc.	207,250	28,293,770
Phillips 66	356,090	37,136,626

		94,931,450

		110,334,556

Consumer Staples – 4.8%
Food & Staples Retailing – 0.9%
Kroger Co. (The)	355,320	16,803,083

Tobacco – 3.9%
Philip Morris International, Inc.	814,770	74,836,624

		91,639,707

16 | AB RELATIVE VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 2.7%
Equity Real Estate Investment Trusts (REITs) – 1.9%
Weyerhaeuser Co.	1,143,170	$35,358,248

Real Estate Management & Development – 0.8%
CBRE Group, Inc. – Class A(a)	226,370	16,058,688

		51,416,936

Communication Services – 2.0%
Diversified Telecommunication Services – 1.2%
Comcast Corp. – Class A	695,019	22,059,903

Interactive Media & Services – 0.8%
Alphabet, Inc. – Class C(a)	155,860	14,753,708

		36,813,611

Materials – 1.0%
Chemicals – 0.8%
Mosaic Co. (The)	273,010	14,674,288

Metals & Mining – 0.2%
BHP Group Ltd. (Sponsored ADR)(a)(b)	100,270	4,794,911

		19,469,199

Utilities – 0.6%
Electric Utilities – 0.6%
IDACORP, Inc.	102,600	10,742,220

Total Common Stocks (cost $1,384,814,930)		1,678,223,510

INVESTMENT COMPANIES – 4.9%
Funds and Investment Trusts – 4.9%
iShares Russell 1000 Value ETF – Class E(b)(c) (cost $89,893,100)	617,380	92,446,481

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(c)(d)(e) (cost $83,217,253)	83,217,253	83,217,253

Total Investments Before Security Lending Collateral for Securities Loaned – 97.9% (cost $1,557,925,283)		1,853,887,244

abfunds.com	AB RELATIVE VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(c)(d)(e) (cost $1,582,361)	1,582,361	$1,582,361

Total Investments – 98.0% (cost $1,559,507,644)		1,855,469,605
Other assets less liabilities – 2.0%		38,233,699

Net Assets – 100.0%		$1,893,703,304

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

REIT – Real Estate Investment Trust

See notes to financial statements.

18 | AB RELATIVE VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,474,708,030)	$1,770,669,991	(a)
Affiliated issuers (cost $84,799,614—including investment of cash collateral for securities loaned of $1,582,361)	84,799,614
Receivable for investment securities sold	66,190,132
Unaffiliated dividends receivable	1,530,198
Receivable for capital stock sold	1,417,951
Affiliated dividends receivable	137,844

Total assets	1,924,745,730

Liabilities
Payable for investment securities purchased	26,094,116
Payable for capital stock redeemed	1,917,401
Payable for collateral received on securities loaned	1,582,361
Advisory fee payable	737,089
Distribution fee payable	274,544
Transfer Agent fee payable	68,296
Administrative fee payable	31,198
Directors’ fees payable	3,450
Accrued expenses	333,971

Total liabilities	31,042,426

Net Assets	$1,893,703,304

Composition of Net Assets
Capital stock, at par	$3,015,950
Additional paid-in capital	1,468,225,490
Distributable earnings	422,461,864

Net Assets	$1,893,703,304

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,329,594,406	212,502,336	$6.26	*

C	$27,115,733	4,344,133	$6.24

Advisor	$431,113,576	68,117,097	$6.33

R	$5,051,897	821,337	$6.15

K	$13,861,212	2,241,824	$6.18

I	$34,072,277	5,309,221	$6.42

Z	$52,894,203	8,259,100	$6.40

(a)	Includes securities on loan with a value of $10,923,758 (see Note E).

*	The maximum offering price per share for Class A shares was $6.54 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB RELATIVE VALUE FUND | 19

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $196,870)	$35,693,185
Affiliated issuers	808,837
Non-cash dividend income	2,016,124
Securities lending income	159,790	$38,677,936

Expenses
Advisory fee (see Note B)	10,680,402
Distribution fee—Class A	3,424,463
Distribution fee—Class C	273,661
Distribution fee—Class R	28,560
Distribution fee—Class K	38,810
Transfer agency—Class A	1,343,713
Transfer agency—Class C	27,787
Transfer agency—Advisor Class	422,409
Transfer agency—Class R	13,264
Transfer agency—Class K	27,747
Transfer agency—Class I	39,398
Transfer agency—Class Z	13,790
Custody and accounting	151,511
Registration fees	149,791
Printing	111,806
Administrative	88,399
Audit and tax	58,518
Legal	49,135
Directors’ fees	42,023
Miscellaneous	76,263

Total expenses	17,061,450
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(773,741)

Net expenses		16,287,709

Net investment income		22,390,227

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		127,576,427
Net change in unrealized appreciation (depreciation) of investments		(210,141,222)

Net loss on investment transactions		(82,564,795)

Net Decrease in Net Assets from Operations		$(60,174,568)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,390,227	$15,556,837
Net realized gain on investment transactions	127,576,427	245,584,217
Net change in unrealized appreciation (depreciation) of investments	(210,141,222)	421,265,403

Net increase (decrease) in net assets from operations	(60,174,568)	682,406,457
Distributions to Shareholders
Class A	(136,386,986)	(14,506,533)
Class C	(2,451,273)	(80,240)
Advisor Class	(41,574,707)	(3,917,719)
Class R	(578,744)	(59,896)
Class K	(1,593,163)	(289,510)
Class I	(4,259,346)	(528,941)
Class Z	(5,122,650)	(580,278)
Capital Stock Transactions
Net increase (decrease)	108,348,035	(34,278,832)

Total increase (decrease)	(143,793,402)	628,164,508
Net Assets
Beginning of period	2,037,496,706	1,409,332,198

End of period	$1,893,703,304	$2,037,496,706

See notes to financial statements.

abfunds.com	AB RELATIVE VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

NOTE A

Significant Accounting Policies

AB Relative Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

abfunds.com	AB RELATIVE VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

24 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,678,223,510		$	– 0	–	$	– 0	–	$1,678,223,510
Investment Companies	92,446,481			– 0	–		– 0	–	92,446,481
Short-Term Investments	83,217,253			– 0	–		– 0	–	83,217,253
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,582,361			– 0	–		– 0	–	1,582,361

Total Investments in Securities	1,855,469,605			– 0	–		– 0	–	1,855,469,605
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,855,469,605		$	– 0	–	$	– 0	–	$1,855,469,605

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

abfunds.com	AB RELATIVE VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .90%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps will remain in effect until February 28, 2023 and then

26 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2022, such reimbursements/waivers amounted to $693,038.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2022, the reimbursement for such services amounted to $88,399.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $670,864 for the year ended October 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $17,146 from the sale of Class A shares and received $2,153 and $1,635 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2022, such waiver amounted to $79,496.

abfunds.com	AB RELATIVE VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$138,222	$718,463	$773,467	$83,218	$809
Government Money Market Portfolio*	11,850	166,856	177,124	1,582	7

Total				$84,800	$816

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $11,902,042, $289,669 and $247,696 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

28 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,318,867,160		$1,378,883,114
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,571,792,393

Gross unrealized appreciation	$318,321,366
Gross unrealized depreciation	(34,644,154)

Net unrealized appreciation	$283,677,212

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended October 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

abfunds.com	AB RELATIVE VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended October 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$10,923,758	$1,582,361	$9,651,526	$153,163	$6,627	$1,207

*	As of October 31, 2022.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class A
Shares sold	9,190,027	7,273,843	$59,378,317	$47,436,456

Shares issued in reinvestment of dividends and distributions	18,664,995	2,206,521	120,202,565	12,466,843

Shares converted from Class C	501,228	1,681,772	3,231,856	11,247,302

Shares redeemed	(20,327,466)	(27,303,182)	(128,756,211)	(170,627,238)

Net increase (decrease)	8,028,784	(16,141,046)	$54,056,527	$(99,476,637)

Class C
Shares sold	1,290,961	977,449	$8,247,420	$6,419,223

Shares issued in reinvestment of dividends and distributions	356,319	12,504	2,305,384	71,022

Shares converted to Class A	(501,032)	(1,679,927)	(3,231,856)	(11,247,302)

Shares redeemed	(828,695)	(808,798)	(5,274,861)	(5,145,172)

Net increase (decrease)	317,553	(1,498,772)	$2,046,087	$(9,902,229)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Advisor Class
Shares sold	26,232,690	24,956,557	$169,039,930	$162,485,738

Shares issued in reinvestment of dividends and distributions	5,528,565	578,765	35,935,670	3,293,174

Shares redeemed	(23,939,922)	(12,275,400)	(151,325,989)	(80,101,245)

Net increase	7,821,333	13,259,922	$53,649,611	$85,677,667

Class R
Shares sold	173,331	167,373	$1,089,171	$1,064,404

Shares issued in reinvestment of dividends and distributions	91,284	10,773	578,743	59,896

Shares redeemed	(384,187)	(442,169)	(2,383,887)	(2,769,390)

Net decrease	(119,572)	(264,023)	$(715,973)	$(1,645,090)

Class K
Shares sold	289,002	562,443	$1,808,494	$3,661,861

Shares issued in reinvestment of dividends and distributions	250,496	51,883	1,593,157	289,510

Shares redeemed	(722,668)	(2,602,959)	(4,469,060)	(15,731,013)

Net decrease	(183,170)	(1,988,633)	$(1,067,409)	$(11,779,642)

Class I
Shares sold	1,086,680	1,573,209	$7,094,634	$10,180,826

Shares issued in reinvestment of dividends and distributions	646,335	91,671	4,259,345	528,941

Shares redeemed	(2,600,886)	(2,037,976)	(16,527,891)	(13,380,478)

Net decrease	(867,871)	(373,096)	$(5,173,912)	$(2,670,711)

Class Z
Shares sold	2,315,449	2,639,960	$14,974,730	$17,438,114

Shares issued in reinvestment of dividends and distributions	777,571	100,743	5,108,642	580,278

Shares redeemed	(2,291,451)	(1,915,754)	(14,530,268)	(12,500,582)

Net increase	801,569	824,949	$5,553,104	$5,517,810

32 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR.

abfunds.com	AB RELATIVE VALUE FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$26,277,567	$19,963,117
Net long-term capital gains	165,689,302	– 0	–

Total taxable distributions paid	$191,966,869	$19,963,117

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$18,944,480
Undistributed capital gains	119,840,172
Unrealized appreciation (depreciation)	283,677,212	(a)

Total accumulated earnings/(deficit)	$422,461,864

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

abfunds.com	AB RELATIVE VALUE FUND | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36 | AB RELATIVE VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.11	$ 4.82	$ 5.65	$ 5.94	$ 6.24

Income From Investment Operations

Net investment income(a)(b)	.07	.05	.06	.06	.06

Net realized and unrealized gain (loss) on investment transactions	(.25)	2.31	(.64)	.38	.38

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.18)	2.36	(.58)	.44	.44

Less: Dividends and Distributions

Dividends from net investment income	(.05)	(.07)	(.07)	(.06)	(.05)

Distributions from net realized gain on investment transactions	(.62)	– 0	–	(.18)	(.67)	(.69)

Total dividends and distributions	(.67)	(.07)	(.25)	(.73)	(.74)

Net asset value, end of period	$ 6.26	$ 7.11	$ 4.82	$ 5.65	$ 5.94

Total Return

Total investment return based on net asset value(d)*	(2.80)%	49.27%	(10.85)%	9.29%	7.39%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$1,330	$1,454	$1,061	$1,333	$1,325

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.90%	.90%	.89%	.89%	.88%

Expenses, before waivers/reimbursements(e)‡	.94%	.95%	.98%	.97%	.97%

Net investment income(b)	1.10%	.79%	1.27%	1.17%	.92%

Portfolio turnover rate	71%	55%	55%	77%	110%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 44.

abfunds.com	AB RELATIVE VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.10	$ 4.80	$ 5.62	$ 5.90	$ 6.20

Income From Investment Operations

Net investment income(a)(b)	.02	.00	(c)	.03	.02	.01

Net realized and unrealized gain (loss) on investment transactions	(.26)	2.31	(.66)	.39	.38

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.24)	2.31	(.63)	.41	.39

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.01)	(.01)	(.02)	– 0	–

Distributions from net realized gain on investment transactions	(.62)	– 0	–	(.18)	(.67)	(.69)

Total dividends and distributions	(.62)	(.01)	(.19)	(.69)	(.69)

Net asset value, end of period	$ 6.24	$ 7.10	$ 4.80	$ 5.62	$ 5.90

Total Return

Total investment return based on net asset value(d)*	(3.63)%	48.30%	(11.61)%	8.54%	6.53%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,116	$28,571	$26,515	$42,996	$56,237

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.65%	1.65%	1.64%	1.64%	1.63%

Expenses, before waivers/reimbursements(e)‡	1.69%	1.70%	1.73%	1.72%	1.72%

Net investment income(b)	.35%	.05%	.54%	.43%	.18%

Portfolio turnover rate	71%	55%	55%	77%	110%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.18	$ 4.87	$ 5.71	$ 6.00	$ 6.30

Income From Investment Operations

Net investment income(a)(b)	.09	.07	.08	.08	.07

Net realized and unrealized gain (loss) on investment transactions	(.25)	2.32	(.66)	.38	.39

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.16)	2.39	(.58)	.46	.46

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.08)	(.08)	(.08)	(.07)

Distributions from net realized gain on investment transactions	(.62)	– 0	–	(.18)	(.67)	(.69)

Total dividends and distributions	(.69)	(.08)	(.26)	(.75)	(.76)

Net asset value, end of period	$ 6.33	$ 7.18	$ 4.87	$ 5.71	$ 6.00

Total Return

Total investment return based on net asset value(d)*	(2.52)%	49.53%	(10.68)%	9.58%	7.60%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$431,114	$433,047	$228,842	$323,301	$212,812

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.65%	.65%	.64%	.64%	.63%

Expenses, before waivers/reimbursements(e)‡	.69%	.70%	.73%	.73%	.72%

Net investment income(b)	1.35%	1.03%	1.53%	1.41%	1.17%

Portfolio turnover rate	71%	55%	55%	77%	110%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 44.

abfunds.com	AB RELATIVE VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 6.98	$ 4.73	$ 5.55	$ 5.84	$ 6.14

Income From Investment Operations

Net investment income(a)(b)	.05	.03	.05	.05	.04

Net realized and unrealized gain (loss) on investment transactions	(.24)	2.27	(.64)	.37	.37

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.19)	2.30	(.59)	.42	.41

Less: Dividends and Distributions

Dividends from net investment income	(.02)	(.05)	(.05)	(.04)	(.02)

Distributions from net realized gain on investment transactions	(.62)	– 0	–	(.18)	(.67)	(.69)

Total dividends and distributions	(.64)	(.05)	(.23)	(.71)	(.71)

Net asset value, end of period	$ 6.15	$ 6.98	$ 4.73	$ 5.55	$ 5.84

Total Return

Total investment return based on net asset value(d)*	(3.03)%	48.90%	(11.22)%	9.06%	7.02%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,052	$6,569	$5,698	$6,588	$7,503

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.15%	1.15%	1.14%	1.14%	1.13%

Expenses, before waivers/reimbursements(e)‡	1.32%	1.35%	1.35%	1.35%	1.33%

Net investment income(b)	.84%	.54%	1.02%	.93%	.67%

Portfolio turnover rate	71%	55%	55%	77%	110%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.02	$ 4.76	$ 5.58	$ 5.88	$ 6.19

Income From Investment Operations

Net investment income(a)(b)	.07	.05	.06	.06	.05

Net realized and unrealized gain (loss) on investment transactions	(.25)	2.28	(.63)	.37	.39

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.18)	2.33	(.57)	.43	.44

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.07)	(.07)	(.06)	(.06)

Distributions from net realized gain on investment transactions	(.62)	– 0	–	(.18)	(.67)	(.69)

Total dividends and distributions	(.66)	(.07)	(.25)	(.73)	(.75)

Net asset value, end of period	$ 6.18	$ 7.02	$ 4.76	$ 5.58	$ 5.88

Total Return

Total investment return based on net asset value(d)*	(2.81)%	49.23%	(10.85)%	9.24%	7.44%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13,861	$17,030	$20,989	$25,198	$23,947

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.90%	.90%	.89%	.89%	.88%

Expenses, before waivers/reimbursements(e)‡	1.02%	1.01%	1.03%	1.02%	1.00%

Net investment income(b)	1.09%	.79%	1.28%	1.17%	.92%

Portfolio turnover rate	71%	55%	55%	77%	110%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 44.

abfunds.com	AB RELATIVE VALUE FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.27	$ 4.93	$ 5.78	$ 6.06	$ 6.35

Income From Investment Operations

Net investment income(a)(b)	.09	.07	.08	.08	.07

Net realized and unrealized gain (loss) on investment transactions	(.25)	2.35	(.67)	.39	.40

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.16)	2.42	(.59)	.47	.47

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.08)	(.08)	(.08)	(.07)

Distributions from net realized gain on investment transactions	(.62)	– 0	–	(.18)	(.67)	(.69)

Total dividends and distributions	(.69)	(.08)	(.26)	(.75)	(.76)

Net asset value, end of period	$ 6.42	$ 7.27	$ 4.93	$ 5.78	$ 6.06

Total Return

Total investment return based on net asset value(d)*	(2.49)%	49.57%	(10.73)%	9.62%	7.70%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$34,072	$44,916	$32,266	$33,781	$32,720

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.65%	.65%	.64%	.64%	.63%

Expenses, before waivers/reimbursements(e)‡	.69%	.70%	.72%	.71%	.72%

Net investment income(b)	1.33%	1.03%	1.50%	1.43%	1.17%

Portfolio turnover rate	71%	55%	55%	77%	110%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.26	$ 4.92	$ 5.77	$ 6.06	$ 6.36

Income From Investment Operations

Net investment income(a)(b)	.09	.07	.08	.08	.08

Net realized and unrealized gain (loss) on investment transactions	(.26)	2.36	(.66)	.39	.38

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.17)	2.43	(.58)	.47	.46

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.09)	(.09)	(.09)	(.07)

Distributions from net realized gain on investment transactions	(.62)	– 0	–	(.18)	(.67)	(.69)

Total dividends and distributions	(.69)	(.09)	(.27)	(.76)	(.76)

Net asset value, end of period	$ 6.40	$ 7.26	$ 4.92	$ 5.77	$ 6.06

Total Return

Total investment return based on net asset value(d)*	(2.55	)%^	49.78%	(10.67)%	9.57%	7.60%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$52,894	$54,161	$32,643	$75,553	$66,355

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.61%	.61%	.61%	.61%	.59%

Expenses, before waivers/reimbursements(e)‡	.61%	.61%	.62%	.62%	.61%

Net investment income(b)	1.39%	1.08%	1.62%	1.44%	1.22%

Portfolio turnover rate	71%	55%	55%	77%	110%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 44.

abfunds.com	AB RELATIVE VALUE FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2020, October 31, 2019 and October 31, 2018, such waiver amounted to .01%, .01% and .02%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2019 and October 31, 2018 by .15% and .03%, respectively.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlement, which enhanced the Fund’s performance for the year ended October 31, 2018 by .12%

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

44 | AB RELATIVE VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Relative Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Relative Value Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

abfunds.com	AB RELATIVE VALUE FUND | 45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2022. For corporate shareholders, 98.57% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income.

The Fund designated $165,689,302 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

abfunds.com	AB RELATIVE VALUE FUND | 47

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Frank V. Caruso(2), Senior Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust

Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Relative Value Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

abfunds.com	AB RELATIVE VALUE FUND | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

abfunds.com	AB RELATIVE VALUE FUND | 53

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

54 | AB RELATIVE VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Onur Erzan 46	President and Chief Executive Officer	See biography above.

Frank V. Caruso 66	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Co-Chief Investment Officer—US Growth Equities.

Vinay Thapar 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Co-Chief Investment Officer—US Growth Equities.

Emilie D. Wrapp 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Stephen M. Woetzel 51	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2017.

Vincent S. Noto 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser**, since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein L.P. at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB RELATIVE VALUE FUND | 55

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

56 | AB RELATIVE VALUE FUND	abfunds.com

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB RELATIVE VALUE FUND | 57

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Relative Value Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

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as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

abfunds.com	AB RELATIVE VALUE FUND | 59

Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

abfunds.com	AB RELATIVE VALUE FUND | 61

services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

62 | AB RELATIVE VALUE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB RELATIVE VALUE FUND | 63

NOTES

64 | AB RELATIVE VALUE FUND	abfunds.com

AB RELATIVE VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

RV-0151-1022

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Relative Value	2021	$34,318	$—	$18,405
	2022	$36,034	$—	$20,078

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Relative Value	2021	$1,079,545	$18,405
			$—
			$(18,405)
	2022	$1,952,536	$20,078
			$—
			$(20,078)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Relative Value Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	March 3, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 3, 2023